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                                 AMENDMENT TO
                            EMPLOYMENT AGREEMENT


    THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment"), is made and entered into effective this 1st day of June, 1997, by and between ALAN C. MALTZ ("Employee") and BRITE VOICE SYSTEMS, INC., a Kansas corporation ("Brite").

    WHEREAS, Brite and Employee entered into an Employment Agreement dated August 9, 1995 ("Agreement"), and,

    WHEREAS, Brite and Employee desire to amend the Agreement as set forth in this Amendment.

    NOW, THEREFORE, in consideration of the premises, covenants and conditions contained herein, the parties agree as follows:

    1. All terms and conditions of the Agreement shall remain in full force and effect, unless expressly changed by this Amendment.

    2. All definitions contained in the Agreement shall be incorporated into and have the same meanings in this Amendment.

    3. Section 1 of the Agreement shall be modified to provide that Employee shall devote at least 20 hours per week to the business and affairs of Brite.

    4. The salary amount set forth in Section 2.1 as Employee's Base Pay shall be modified so that, as of June 1, 1997, Employee's Base Pay is an annual rate of $107,625.

    5. Any incentive compensation owed under Section 2.2 of the Agreement shall be paid at the rate of fifty percent (50%) of the amount of incentive compensation that would have been payable under the Agreement.

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    6.   Section 2.4 of the Agreement is amended to provide that Employee's car allowance shall be paid at the rate of fifty percent (50%) of the amount that would have been payable under the Agreement.


    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                               BRITE VOICE SYSTEMS, INC.



                               By      /s/ David S. Gergacz
                                 ---------------------------------
                                  David S. Gergacz
                                  President


                                       /s/ Alan C. Maltz
                                 ---------------------------------
                                  ALAN C. MALTZ